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                                                                    Exhibit 23.8


                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 31, 2000 in the Registration Statement (Form F-1 No. 333-xxxxxxxx) and related Prospectus of UBS AG for the registration of debt securities.

                                                          /s/ Ernst & Young LLP

New York, New York
December 21, 2000